UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 26, 2010

MCG Capital Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-33377	54-1889518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Wilson Boulevard, Suite 3000, Arlington, VA	22209
(Address of Principal Executive Offices)	(Zip Code)

(703) 247-7500

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

The Board of Directors of MCG Capital Corporation, a Delaware corporation (the “Company”), previously approved, subject to stockholder approval, amendments to (i) the Company’s Second Amended and Restated 2006 Employee Restricted Stock Plan (the “Employee Plan”), in order to increase the maximum aggregate number of shares of the Company’s common stock (the “Common Stock”) available for issuance under the Employee Plan from 3,500,000 to 6,050,000, and (ii) the Company’s Second Amended and Restated 2006 Non-Employee Director Restricted Stock Plan (the “Director Plan” and together with the Employee Plan the “Plans”), in order to increase the maximum aggregate number of shares of Common Stock available for issuance under the Director Plan from 100,000 to 150,000. According to the preliminary results from the Company’s 2010 Annual Meeting of Stockholders held on May 26, 2010 (the “Annual Meeting”), the Company’s stockholders approved these amendments. A more detailed summary of the material terms of the Plans appears on pages 57 to 63 of the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 21, 2010. The foregoing description of the amendments is qualified in its entirety by reference to the full text of the amended Employee Plan and the amended Director Plan, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

The preliminary voting results disclosed under Item 5.07 below are not final. The Company will file an amendment to its Current Report on Form 8-K under Item 5.07 to disclose the final voting results for the matters submitted at the Annual Meeting within four business days after the final voting results are known to the Company.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 26, 2010, the Company held the Annual Meeting. There were present at the Annual Meeting in person or by proxy stockholders holding an aggregate of 52,963,364 shares of the Company’s Common Stock. The following matters were submitted at the Annual Meeting to the stockholders for consideration:

1.	To elect two Class III directors who will serve for three years, or until their successors are elected and qualified;

2.	To ratify the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010;

3.	To approve a proposal to authorize the Company, with approval of the Company’s Board of Directors, to sell up to 15% of the Company’s outstanding Common Stock at a price below the then current net asset value per share;

4.	To approve a proposal to authorize the Company to issue securities to subscribe to, convert to, or purchase shares of the Company’s Common Stock in one or more offerings up to an aggregate of 10,000,000 shares;

5.	To approve an amendment to the Company’s Second Amended and Restated 2006 Employee Restricted Stock Plan to increase the maximum aggregate number of shares of the Company’s Common Stock available for issuance thereunder from 3,500,000 to 6,050,000 shares; and

6.	To approve an amendment to the Company’s Second Amended and Restated 2006 Non-Employee Director Restricted Stock Plan to increase the maximum aggregate number of shares of the Company’s Common Stock available for issuance thereunder from 100,000 to 150,000 shares.

The preliminary voting results, as tabulated by and received from the inspectors of election for the Annual Meeting, relating to the matters voted on at the Annual Meeting indicate that: Steven F. Tunney, Sr. and Kim D. Kelly were elected to serve as Class III Directors until the 2013 annual meeting of stockholders, or until their successors are elected and qualified; that proposals 2, 5 and 6 were approved by the Company’s stockholders and that proposals 3 and 4 were not approved. The full preliminary voting results are as follows:

1.	Election of Class III directors:

	For	Withheld
Kim D. Kelly	42,202,788	1,453,239
Arthur D. Lipson	8,299,215	582,651
Bruce W. Shewmaker*	*	*
Steven F. Tunney, Sr.	42,510,711	1,145,316

*	Nominee’s candidacy was withdrawn on May 18, 2010.

Continuing directors whose terms did not expire at the Annual Meeting were as follows: Wallace B. Millner, III, Richard W. Neu and B. Hagen Saville are currently serving as Class I directors; and A. Hugh Ewing, III, Kenneth J. O’Keefe and Gavin Saitowitz are currently serving as Class II directors.

2.	Ratification of the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010:

For	Against	Abstain
52,392,514	402,174	168,676

3.	Approval to authorize the Company, with approval of the Company’s Board of Directors, to sell up to 15% of the Company’s outstanding Common Stock at a price below the then current net asset value per share:

For	Against	Abstain	Broker Non- Vote
24,013,163	28,129,063	395,658	425,480

4.	Approval to issue securities to subscribe to, convert to, or purchase shares of the Company’s Common Stock in one or more offerings up to an aggregate of 10,000,000 shares:

For	Against	Abstain	Broker Non- Vote
24,573,557	27,577,119	387,208	425,480

5.	Amendment to the Company’s Second Amended and Restated 2006 Employee Restricted Stock Plan to increase the maximum aggregate number of shares of the Company’s Common Stock available for issuance thereunder from 3,500,000 to 6,050,000 shares:

For	Against	Abstain	Broker Non- Vote
37,194,296	14,719,505	624,084	425,479

6.	Amendment to the Company’s Second Amended and Restated 2006 Non-Employee Director Restricted Stock Plan to increase the maximum aggregate number of shares of the Company’s Common Stock available for issuance thereunder from 100,000 to 150,000 shares:

For	Against	Abstain	Broker Non- Vote
39,281,749	12,657,495	598,641	425,479

The preliminary voting results disclosed above are not final. The Company will file an amendment to its Current Report on Form 8-K under Item 5.07 to disclose the final voting results for the Annual Meeting within four business days after the final voting results are known to the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	MCG Capital Corporation Third Amended and Restated 2006 Employee Restricted Stock Plan.

10.2	MCG Capital Corporation Third Amended and Restated 2006 Non-Employee Director Restricted Stock Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCG CAPITAL CORPORATION

Date: June 1, 2010	By:	/s/ Stephen J. Bacica
Stephen J. Bacica
Chief Financial Officer